OPPENHEIMER LIMITED TERM GOVERNMENT FUND

Supplement dated November 1, 2001

to the Prospectus dated January 26, 2001

The Prospectus is changed as follows: 1. The Prospectus supplement dated July 31, 2001 is withdrawn. 2. The footnotes on the bottom of pages 11 and 12 are removed. 3. The section titled "Repurchase Agreements" on page 11 is deleted and replaced with the following:

Repurchase Agreements. The Fund can enter into repurchase agreements for cash management and liquidity purposes. In a repurchase transaction, the Fund buys a U.S. government security and simultaneously agrees to sell it back later at a higher price in the future. While the Fund’s repurchase agreements must be fully collateralized, delays or losses could occur if the other party to the agreement defaults or becomes insolvent.

4. The third sentence of the section titled "Illiquid and Restricted Securities" on page 12 is deleted and replaced with the following:

The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (including repurchase agreements maturing beyond seven (7) days). The Fund’s Board of Trustees can increase that limit to 15%. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit.

5. The paragraph titled “Class N Shares” under the section titled “What Classes of Shares Does the Fund Offer?” on page 16 is revised by deleting the first three sentences of that section and replacing them with the following:

If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.

6. The section titled "Class A Contingent Deferred Sales Charge" on page 19 is deleted and replaced with the following:

Class A Contingent Deferred Sales Charge. There is no initial sales charge on non-retirement plan purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001 (“grandfathered retirement accounts”). After March 1, 2001, retirement plans are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge, except as provided below. The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than by grandfathered retirement accounts. For grandfathered retirement accounts, the concession is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis. In either case, the concession will not be paid on purchases of shares by exchange or that were not previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within an 18 month “holding period” measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the “Class A contingent deferred sales charge”) may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original net asset value of the redeemed shares. The Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor. The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale. 1 There is no contingent deferred sales charge upon the redemption of such shares.

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1. No concession will be paid on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made. Additionally, that concession will not be paid on purchases of shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than eighteen (18) months.

7. Effective November 1, 2001, Class N shares will pay to the Distributor a 0.25% service fee in addition to the 0.25% asset-based sales charge. The following changes are to reflect the payment of the service fee:

a. The following is added to the end of the last sentence in the first paragraph under “Fees and Expenses of the Fund” on page 7:  ", as restated to reflect the change in Distribution and/or Service (12b-1) Fees for Class N shares from 0.25% to 0.50% per annum, effective November 1, 2001.”

b. The "Annual Fund Operating Expenses" table on page 7 is deleted and replaced with the following table: Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
----------------------------- ---------------- -------------- --------------- ----------------- -----------------
                              Class A Shares      Class B     Class C Shares   Class N Shares    Class Y Shares

----------------------------- ---------------- -------------- --------------- ----------------- -----------------
----------------------------- ---------------- -------------- --------------- ----------------- -----------------
Management Fees                    0.42%           0.42%          0.42%            0.42%             0.42%
----------------------------- ---------------- -------------- --------------- ----------------- -----------------
----------------------------- ---------------- -------------- --------------- ----------------- -----------------
Distribution and/or Service        0.24%           1.00%          1.00%            0.50%              None
(12b-1) Fees
----------------------------- ---------------- -------------- --------------- ----------------- -----------------
----------------------------- ---------------- -------------- --------------- ----------------- -----------------
Other Expenses                     0.17%           0.17%          0.17%            0.17%             0.09%
----------------------------- ---------------- -------------- --------------- ----------------- -----------------
----------------------------- ---------------- -------------- --------------- ----------------- -----------------
Total    Annual    Operating       0.83%           1.59%          1.59%            1.09%              0.51%
Expenses
----------------------------- ---------------- -------------- --------------- ----------------- -----------------

Expenses may vary in future years. “Other expenses” include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.

c. The following is added as the second footnote under the “Annual Fund Operating Expenses” table on page 7:  “For the fiscal year ended September 30, 2001, “Distribution and/or Service 12b-1 Fees” and “Total Annual Operating Expenses” for the Class N shares were 0.25% and 0.84% respectively.”

d. The third sentence of the first paragraph of the section titled “Distribution and Service Plans for Class B, Class C and Class N shares” on page 21 is revised to read as follows: “The Distributor also receives a service fee of 0.25% per year under each plan.” The last sentence of the first paragraph is deleted.

e. The first sentence of the second paragraph of the section titled “Distribution and Service Plans for Class B, Class C and Class N shares” on page 22 is deleted and replaced with the following: “The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and increase Class N expenses by 0.50% of the net assets per year of the respective class.”

f. The sixth paragraph of the section titled “Distribution and Service Plans for Class B, Class C and Class N shares” on page 22 is deleted and replaced with the following paragraph:

The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.00% of the purchase price. The Distributor retains the asset-based sales charge on Class N shares. That sales concession on the sale of Class N shares will not be paid on (i) purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, or with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and (ii) on purchases of Class N shares by an OppenheimerFunds – sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

8. The heading titled "Who Can Buy Class N Shares?" on page 20 is revised to read, "How Can You Buy Class N Shares?" 9. The first paragraph of the section titled "How Can You Buy Class N Shares?" on page 20 is deleted and replaced with the following:

Class N shares are offered only through retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or through retirement plans (not including IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See “Availability of Class N Shares” in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

10. The third sentence of the section titled "OppenheimerFunds Internet Web Site" on page 23 is deleted and replaced with the following:

To perform account transaction or obtain account information online, you must first obtain a user I.D. and password on that website.

11. The first sentence of the second to the last paragraph under the section titled “Shareholder Account Rules and Policies” on page 30 is revised by adding the words “and annual notice of the Fund’s privacy policy” after the phrase, “annual and semi-annual report.”

12. The last sentence of the last paragraph under the section titled “Shareholder Account Rules and Policies” on page 30 is deleted and replaced with the following:

Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding.

13. The first sentence under "How to Get More Information" on the Prospectus back cover is deleted and replaced with the following:

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund’s privacy policy and other information about the Fund or your account:

November 1, 2001                                                                                                                                                             PS0855.026